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                                                                   EXHIBIT 99-10


                        CERTIFICATION OF PERIODIC REPORT

I, David E. Meador, Senior Vice President and Chief Financial Officer of Michigan Consolidated Gas Company (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge and belief:

(1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended March 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:   May 14, 2003                             /s/ DAVID E. MEADOR
                                            ------------------------------------
                                                     David E. Meador
                                                 Senior Vice President and
                                                 Chief Financial Officer of
                                             Michigan Consolidated Gas Company

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